Condensed Statement of Operations - Coastal Pride Company, Inc [Member] - USD ($)	9 Months Ended		12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Dec. 31, 2018
REVENUE, NET	$ 7,454,866	$ 8,742,423	$ 11,452,000
COST OF REVENUE	6,724,187	7,437,904	9,891,865
GROSS PROFIT	730,678	1,268,519	1,560,135
OPERATING EXPENSES:
COMMISSIONS	321,600	535,728	688,265
SALARIES & WAGES	214,842	262,590	330,878
OTHER OPERATING EXPENSES	193,191	189,859	245,953
TOTAL OPERATING EXPENSES	729,633	988,177	1,265,096
INCOME FROM OPERATIONS	1,045	280,342	295,039
OTHER INCOME (EXPENSE) :
INTEREST EXPENSE	(50,822)	(28,001)	(39,605)
OTHER INCOME	22,084
TOTAL OTHER INCOME (EXPENSE)	(28,738)	(28,001)	(39,605)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(27,693)	252,341	255,434
PROVISION FOR INCOME TAXES		58,887	76,573
NET INCOME (LOSS)	$ (27,693)	$ 193,454	$ 178,861